SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2015

BP PRUDHOE BAY ROYALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10243	13-6943724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N. A.
919 Congress Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – other events

Item 8.01. Other Events

Reference is made to the registrant’s report on Form 10-Q for the quarterly period ended March 31, 2015, dated May 8, 2015, File No. 1-10243 (the “2015 First Quarter 10-Q”). In Note 5 of Notes to Financial Statements (Unaudited) in Part I, Item 1 of the 2015 First Quarter 10-Q (“Note 5”), reference is made to a letter agreement, dated as of January 15, 2014 (the “Letter Agreement”), between BP Exploration (Alaska) Inc. (“BP Alaska”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of the BP Prudhoe Bay Royalty Trust (the “Trust”). The Letter Agreement related to the implementation with respect to the Trust of the Alaska legislature’s oil-tax reform bill, which amended the Alaska oil and gas production tax statutes, AS 43.55.10 et seq. (the “Production Tax Statutes”), signed into law as chapter 10 of the 2013 Session laws of Alaska (the “Act”) and effective on January 1, 2014.

As noted in Note 5, the Letter Agreement provides that Production Taxes for the Trust’s Royalty Production will equal the tax for the relevant quarter, minus the allowable monthly stair-step per-barrel tax credits for the Royalty Production during that quarter. If there is a “minimum tax”-related limitation on the amount of the stair-step per-barrel tax credits that could otherwise be claimed for any quarter during the year, any difference between that limitation as preliminarily determined on a quarterly basis and the actual limitation for the entire year will be reflected in the payment to the Trust for the first quarter Royalty Production in the following year.

On July 6, 2015, BP Alaska and the Trustee signed a letter agreement (the “Letter Agreement Amendment”) amending the Letter Agreement to provide that if there is a “minimum tax”-related limitation on the amount of the stair-step per-barrel tax credits that could otherwise be claimed for any quarter during the year, any difference between that limitation as preliminarily determined on a quarterly basis and the actual limitation for the entire year will be reflected in the payment to the Trust for the fourth quarter Royalty Production payment for such year rather than in the payment to the Trust for the first quarter Royalty Production in the following year.

The Letter Agreement takes effect immediately. Thus, for 2015 any difference between the limitation as preliminarily determined for the first through third quarters of 2015 and the actual limitation for 2015 will be reflected in the payment to the Trust for the fourth quarter of 2015, and not in the payment to the Trust for the first quarter of 2016.

The narrative under the captions “THE TRUST – Trust Property” and “THE ROYALTY INTEREST” in Item 1 of the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Annual Report”) contains information regarding the meanings of the terms “Royalty Interest”, “Royalty Production” “Conveyance,” “Per Barrel Royalty,” “WTI Price, “Chargeable Costs”, “Cost Adjustment Factor” and “Production Taxes” and should be read in conjunction with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BP PRUDHOE BAY ROYALTY TRUST

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date: July 6, 2015